Virtus Quality Small-Cap Fund, Virtus Small-Cap Core Fund

and Virtus Small-Cap Sustainable Growth Fund,

each a series of Virtus Equity Trust

Supplement dated November 5, 2012 to the Summary and

Statutory Prospectuses dated July 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

Kayne Anderson Rudnick Investment Management, LLC, the subadviser to each of the above-named funds, has recently announced upcoming organization changes. Effective January 1, 2013, Doug Foreman, currently Director of Equities, will be named Co-Chief Investment Officer and retain the responsibilities of Director of Equities. He will share that role with Robert Schwarzkopf, currently Chief Investment Officer, who will then serve as Co-Chief Investment Officer. Also effective January 1, 2013, Mr. Schwarzkopf will no longer serve as a portfolio manager to Virtus Small-Cap Sustainable Growth Fund. It is currently anticipated that effective on or about January 1, 2014, Mr. Schwarzkopf will no longer serve as a portfolio manager to Virtus Quality Small-Cap Fund and Virtus Small-Cap Core Fund.

Accordingly, the following disclosure changes will be effective on January 1, 2013. Any disclosure changes required by the organizational changes anticipated to be effective on or about January 1, 2014, will be announced closer to that date.

Virtus Small-Cap Sustainable Growth Fund

The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus will be replaced in its entirety with the following:

➢	Todd Beiley, CFA, Senior Research Analyst at Kayne. Mr. Beiley has served as Portfolio Manager since 2008.

➢	Jon Christensen, CFA, Senior Research Analyst at Kayne. Mr. Christensen has served as Portfolio Manager since 2009.

The row describing Virtus Small-Cap Sustainable Growth Fund in the table under “Kayne” on page 65 of the fund’s statutory prospectus will be replaced with the following:

Virtus Small-Cap Sustainable Growth Fund	Todd Beiley, CFA (since 2008) John Christensen, CFA (since 2009)

All Funds

Additionally, the following information will replace the biographical information appearing under the table for the individuals named below.

Doug Foreman, CFA. Mr. Foreman is a Co-Portfolio Manager of Mid-Cap Growth Fund (since February 2012) and Strategic Growth Fund (since November 2011) and is jointly responsible for the day-to-day management of each fund’s portfolio. Mr. Foreman is Co-Chief Investment Officer (since January 2013) and retains the responsibilities of Director of Equities (since July 2011), playing a leadership role in Kayne’s equity investment operations and is a member of the Executive Management Committee. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW) (1994-2006).

Robert Schwarzkopf, CFA. Mr. Schwarzkopf is a Portfolio Manager of Quality Small-Cap Fund (since inception in June 2006) and Small-Cap Core Fund (since 1996). Mr. Schwarzkopf is Co-Chief Investment Officer (since January 2013), previously Chief Investment Officer (2007-2013)), a portfolio manager for the small and mid-cap equity portfolios (since 1992), and a member of the Executive Management Committee. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 31 years of investment industry experience.

Investors should retain this supplement with the

Prospectuses for future reference.

VET 8019 KayneChanges (11/2012)